EXHIBIT 10.51

AMENDMENT NO. 3 TO

HARVARD BIOSCIENCE, INC.

EMPLOYEE STOCK PURCHASE PLAN

This Amendment No. 3 to the Harvard Bioscience, Inc. Employee Stock Purchase Plan (the “Plan”) is effective as of May 18, 2017 (the “Effective Date”).

In accordance with Section 18 of the Plan, as approved by the stockholders of Harvard Bioscience, Inc. on the Effective Date, in order to increase the number of shares of common stock reserved for issuance under the Plan to One Million Fifty Thousand (1,050,000), the Plan is hereby amended as follows, effective as of the Effective Date:

1.	The reference to “Seven Hundred Fifty Thousand (750,000) shares” in the initial paragraph of the Plan is hereby deleted and replaced with “One Million Fifty Thousand (1,050,000) shares”.

2.	The following is added to the end of the Plan:

“DATE AMENDMENT NO. 1 TO PLAN APPROVED BY BOARD OF DIRECTORS: AUGUST 2, 2011.

DATE AMENDMENT NO. 2 TO PLAN APPROVED BY BOARD OF DIRECTORS: FEBRUARY 26, 2013.

DATE AMENDMENT NO. 2 TO PLAN APPROVED BY STOCKHOLDERS: MAY 23, 2013.

DATE AMENDMENT NO. 3 TO PLAN APPROVED BY BOARD OF DIRECTORS: MARCH 31, 2017.

DATE AMENDMENT NO. 3 TO PLAN APPROVED BY STOCKHOLDERS: MAY 18, 2017.”

3.	Except as expressly amended hereby, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Harvard Bioscience, Inc. has duly executed this amendment to be effective as the date first above written.

HARVARD BIOSCIENCE, INC.

By:	/s/ Robert E. Gagnon
Name: Robert E. Gagnon
Title: Chief Financial Officer